SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                February 9, 2006
                Date of Report (Date of earliest event reported)


                        First Chester County Corporation
             (Exact name of registrant as specified in its charter)



   Pennsylvania                            0-12870              23-2288763
   -------------                           -------              ----------
   (State or other jurisdiction of       (Commission        (I.R.S. Employer
    incorporation)                        File Number)       Identification No.)



                 9 North High Street, West Chester, Pennsylvania
                    (Address of principal executive offices)



                                 (484) 881-4000
              (Registrant's telephone number, including area code)



                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02.  Results of Operations and Financial Condition

On February 9, 2006, First Chester County Corporation (the "Company") issued a press release regarding its financial results for the quarter and year ended December 31, 2005. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01   Financial Statements and Exhibits

Exhibit 99.1 Press Release dated February 9, 2006



                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 9, 2006                         FIRST CHESTER COUNTY CORPORATION


                                               By:    /s/ John E. Balzarini
                                                      -------------------------

                                               Name:  John E. Balzarini
                                               Title: Chief Financial Officer





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                                  EXHIBIT INDEX


    Exhibit No.                           Description
    -----------                           -----------

       99.1                   Press release, dated February 9, 2006.